UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025

EQUITY BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Kansas	001-37624	72-1532188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 East Kellogg Drive Suite 300
Wichita, Kansas		67207
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 316 612-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2025, Gregory H. Kossover was appointed as Executive Vice President, Capital Markets of Equity Bank. Mr. Kossover, age 62, served as Executive Vice President and Chief Financial Officer of Equity Bancshares, Inc. (the “Company”) from October 2013 through April 2020, at which point he transitioned to the role of Executive Vice President and Chief Operating Officer until his retirement from banking in May 2023. He has served as a member of the Board of Directors of the Company (the “Board”) since December 2011. From June 2023 until January 2025, Mr. Kossover served as the President and Chief Financial Officer of Vantage Point Properties, Inc., a commercial real estate development and management company.

In connection with his appointment, Mr. Kossover will receive a base salary of $400,000 and will be eligible to receive an annual incentive bonus of up to 50% of his base salary, which shall be payable in cash. Mr. Kossover will receive an equity award in connection with his appointment with a target grant date fair value equal to $250,000, which will be comprised of time-based restricted stock units or stock options that will vest in five equal annual installments beginning on the first anniversary of his employment, subject to his continuing employment through each such vesting date.

There are no family relationships between Mr. Kossover and any director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer of the Company, nor are there any arrangements or understandings between Mr. Kossover and other persons pursuant to which he was appointed as an executive officer of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions proposed, in which Mr. Kossover or any member of his immediate family, has a direct or indirect material interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Mr. Kossover will continue serving on the Board and will remain a member of the Risk Committee of the Company and Loan Committee of Equity Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equity Bancshares, Inc.

Date: February 7, 2025	By:	/s/ Chris M. Navratil
Chris M. Navratil
Executive Vice President and Chief Financial Officer